EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated November 4, 1999 relating to the financial statements of Oasis Reservations Services, Inc., which appear in the Current Report under Form 8-K/A. We also consent to the references to us under the heading "Experts" in this Prospectus.


                                        /s/ Berkowitz Dick Pollack & Brant LLP


Miami, Florida
July 24, 2000